UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

g8wave Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-136487	13-3513270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Little Santa Monica Blvd, Suite 401 Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 402-5901

126 Brookline Avenue, Suite 201 Boston Massachusetts, 02215
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report of Form 8-K/A amends the Current Report on Form 8-K filed by g8wave Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on June 11, 2008 (the “Original 8-K”), and is being filed solely to include the Exhibits listed in Item 9.01 of the Original 8-K. Except as described in this Explanatory Note, no other information in the Original 8-K is modified or amended hereby.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	General Release and Termination Agreement, dated June 5, 2008, between the Company and Bradley Mindich
10.2	General Release and Termination Agreement, dated June 5, 2008, between the Company and Habib Khoury

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2008

g8wave Holdings, Inc.

By:	/s/ Martin Key
Martin Key Chief Executive Officer